UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 29, 2002
                        (Date of earliest event reported)


                           -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  0-25346                     47-0772104
(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                           -------------------------




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Item 4.  Changes in Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of Transaction Systems Architects, Inc. ("TSA" or the "Company") annually considers and recommends to the Board the selection of TSA's independent public accountants. On May 29, 2002, as recommended by TSA's Audit Committee, the Board of Directors decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP to serve as TSA's independent public accountants for the fiscal year ending September 30, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and through the date of this Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on TSA's consolidated financial statements for such years; and there were no reportable items as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 5, 2002, stating its agreement with such statements.

     During the two most recent fiscal years and through the date of this Report on Form 8-K, TSA did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

Exhibit
Number     Description

  16       Letter from Arthur Andersen LLP to the Securities and Exchange
             Commission dated June 5, 2002






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: June 5, 2002                 By:           /s/ Dwight G. Hanson
                                        ----------------------------------------
                                                    Dwight G. Hanson
                                         Chief Financial Officer, Treasurer and
                                                  Senior Vice President

                                  EXHIBIT INDEX

Exhibit
Number     Description

  16       Letter from Arthur Andersen LLP to the Securities and Exchange
             Commission dated June 5, 2002